Exhibit 10.26

DEBT SUBORDINATION AGREEMENT

For valuable consideration, receipt whereof is hereby acknowledged, and in consideration of all loans, advances, discounts, renewals or extensions now or hereafter made, given or continued by TD BANK, N.A., a banking corporation organized under the laws of the United States of America, with a place of business at One Portland Square, Portland, Maine, and a mailing address of P.O. Box 9540, Portland, Maine 04112-9540 (hereinafter called the "Bank") to or for the account of FLOTATION TECHNOLOGIES, INC. (hereinafter called the "Borrower"), the Borrower and DEEP DOWN, INC. (hereinafter the “Parent Company”) agree with the Bank as follows:

1.  The Borrower and the Parent Company represent to the Bank that the Borrower now owes the Parent Company no indebtedness, with the exception of accounts payable and similar obligations generated in the ordinary course of business between the Borrower and Parent Company (“Accounts”) and the sum of $23,928,648.98 to be shown on the balance sheet of the Borrower as a long term liability (“Long Term Debt”).  The Long Term Debt is not represented by any notes or other negotiable instruments.  At no time hereafter will any part of the Long Term Debt be represented by any notes or other negotiable instruments.  The Parent Company does not expect and will not demand or accept repayment of the Long Term Debt until all indebtedness of the Borrower to the Bank is paid in full and is no longer committed (i.e. paid and canceled).

2.  The term “Junior Debt” shall include the Long Term Debt and all other indebtedness of the Borrower to the Parent Company now existing or hereafter arising, except for Accounts.  The Parent Company hereby postpones and subordinates the Junior Debt, and any and all security given for the Junior Debt, to all indebtedness of the Borrower to the Bank, whether direct or indirect, absolute or contingent, howsoever created or evidenced, all whether now existing or hereafter arising, and any extensions, renewals or modifications thereof, the interest thereon, costs and expenses of administration enforcement and collection thereof and of enforcement of this Agreement, including, without limitation, reasonable attorneys' fees, and all other sums payable with respect thereto (the "Senior Debt"), and all security given for the Senior Debt.  The Parent Company agrees that, without the prior written consent of Bank, no payment of or on account of the Junior Debt shall be made, or any security given for the Junior Debt, unless and until all Senior Debt has been paid in full and is no longer committed (i.e. paid and canceled), and further agrees not to demand, receive or accept any such payment or security, either from the Borrower or any endorsers or guarantors of any note or obligation of Borrower to the Parent Company.

3.   The Parent Company shall not assign, transfer, hypothecate or dispose of all or any part of the Junior Debt, without the prior consent of Bank.  The Bank shall not be prejudiced in its right to enforce this subordination by any act or failure to act on the part of the Borrower.

4.  Bank may from time to time enter into such agreements with Borrower as Bank may deem proper regarding the Senior Debt without notice to the Parent Company, and no action which the Bank, or the Borrower with the consent of the Bank, may take or refrain from taking with respect to the Senior Debt, or any collateral held for the Senior Debt, or any agreement or agreements (including guarantees) in connection therewith, shall affect or impair this agreement or the obligations of the Parent Company hereunder.

5.  The Bank's delay in or failure to exercise any right or remedy shall not be deemed a waiver of any obligation of the undersigned or right of the Bank, and all of the Bank's rights and remedies shall be cumulative. This Agreement may be modified, and any of the Bank's rights hereunder waived, only by agreement in writing signed by the Bank. Upon default in the performance or observance of any of the covenants, warranties or other terms and conditions of this Agreement by the Parent Company, the Bank may, at its option, declare all or any part of the Senior Debt to be immediately due and payable, or pursue any other remedies it may have against the Parent Company.

6.  This Agreement shall inure to the benefit of the Bank's successors and assigns and bind the successors and assigns of the Borrower and the Parent Company.

7.  Notice of acceptance by Bank of this agreement is hereby waived by the Parent Company, and this Agreement and all of the terms and provisions hereof shall immediately be binding upon the Parent Company from the date of execution hereof.

8.  This agreement shall be construed and governed by the laws of the State of Maine.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective duly authorized officers as of the 13th day of February, 2009.

WITNESS:	DEEP DOWN, INC.

____________________________	By:________________________
Its

WITNESS:	FLOTATION TECHNOLOGIES, INC.

____________________________	By:________________________
Its

WITNESS:	TD BANK, N.A.

____________________________	By:________________________
Its